UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	October 21, 2011
INTELIMAX MEDIA INC.
(Exact name of registrant as specified in its charter)
British Columbia	000-53685	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2320 – 555 West Hastings Street, Vancouver, British Columbia		V6B 4N4
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(604) 742-1111
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 21, 2011, our directors approved the adoption of the 2011 stock option plan (the “Plan”) which permits our company to issue shares of our common stock to directors, officers, employees and consultants of our company upon the exercise of stock options granted under the Plan.  The aggregate number of optioned shares which may be issuable pursuant to options granted under this Plan is to not exceed 10% of the number of issued shares of our company at the time of the granting of options under the Plan.

The exercise price of the options cannot be lower than the market price of our common stock on the day of the grant.

Item 9.01	Financial Statements and Exhibits

10.1	2011 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIMAX MEDIA INC.

/s/ Glenn Little
Glenn Little
President and Director

Date:  October 27, 2011